SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 23, 2000

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

               1-1105                              13-4924710

      (Commission File Number)         (IRS Employer Identification No.)


      32 Avenue of the Americas                    10013-2412
         New York, New York

   (Address of Principal Executive                 (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (212) 387-2412


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.     OTHER EVENTS



            On October 23, 2000, the Board of Directors of the Registrant approved amendments to the Registrant's By-Laws. A copy of the By-Laws of the Registrant, as amended through October 23, 2000, is attached as Exhibit 3.1 hereto and is hereby incorporated herein by reference. In addition, on October 25, 2000, the Registrant issued two press releases. These press releases are attached as Exhibits 99.1 and 99.2 hereto, and each press release is hereby incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS


      (c)   Exhibits.

      Exhibit 3.1 By-Laws of AT&T Corp as amended by Board of Directors, October 23, 2000.

      Exhibit 99.1 Press Release, dated October 25, 2000.

      Exhibit 99.2 Press Release, dated October 25, 2000.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 25, 2000                            AT&T CORP.
                                                  (Registrant)



                                      By: /s/ Marilyn J. Wasser
                                          ----------------------------------
                                          Marilyn J. Wasser
                                          Vice President - Law and Secretary